 Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC.

Frontier Timpani Small Cap Growth Fund

Supplement dated August 19, 2015 to the Prospectus dated October 31, 2014 and the Statement of Additional Information dated October 31, 2014 and supplemented March 23, 2015

At a special meeting of shareholders of the Frontier Timpani Small Cap Growth Fund (the “Fund”) held on August 18, 2015, shareholders of the Fund approved a new investment advisory agreement between Frontier Funds, Inc. (the “Company”), on behalf of the Fund, and Timpani Capital Management LLC (“Timpani”), to take effect upon a proposed change of control at Timpani.

The change of control took place on August 19, 2015, when Growth Investment Managers LLC (“GIM”), a control person of Timpani, acquired additional interests in Timpani from Frontier One LLC.  The transaction gave GIM the ability to appoint a majority of the members of Timpani’s board of directors and the managing member of Timpani.  Upon consummation of the change of control at Timpani, the prior advisory agreement between the Company, on behalf of the Fund, and Timpani terminated and the new advisory agreement approved by shareholders of the Fund became effective.

GIM is majority owned by Brandon M. Nelson, portfolio manager to the Fund and Chief Investment Officer of Timpani.  Mr. Nelson has been named the President of Timpani effective August 19, 2015.  The Fund’s advisory fee, investment objective, principal investment strategies and investment policies will remain the same.

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